Exhibit 99.1

Korth Direct Mortgage Inc. Announces That It Has Closed On a $100,000,000 Warehouse Line of Credit.

NEWS PROVIDED BY

Korth Direct Mortgage

April 5, 2022, 00:00 ET

Coral Gables, FL., April 5, 2022. Korth Direct Mortgage Inc. (“KDM”)  a leading middle-money commercial real estate lender, today announced that on March 31, 2022, it has closed on a $100,000,000 warehouse facility with Signature Bank (“Signature”).

The agreement provides access to a repurchase facility in an aggregate amount up to $100,000,000 until 3/14/2025, unless the facility is earlier terminated, in order to allow KDM to close first priority lien mortgages on commercial properties. The flexibility this line provides KDM will allow the company to more rapidly identify and close the types of high-quality, investment grade, institutional quality loans that are the hallmark of our lending model. In addition, the warehouse line is expected to open up new opportunities with respect to KDM’s MSNs .

“Having the means to access this line to close on multiple high-quality loans and pool them together allows us to provide more predictable closing dates for our borrowers and access to more attractive Mortgage Secured Notes for our investors,” said Holly MacDonald-Korth the company’s President and CFO.

She continued, “We are eagerly looking forward to the opportunities that working with a partner like Signature will have for our business, as we look to continue in a sustainable way, the tremendous year over year growth of our originations business.”

ABOUT KDM

KDM is a vertically integrated originator, lender, servicer, specializing in the securitization of first lien commercial real estate debt based in Coral Gables, Florida. KDM specializes in lending on income producing real estate, typically light industrial, warehouse, office, multi-family and medical properties. We provide flexible institutional capital as a common-sense lending partner and manage borrowers through the entire loan life cycle. KDM issues Mortgage Secured Notes ("MSNs") to fund its loans. MSNs are registered corporate bonds ("KDMMTG" on Bloomberg). You can find more information about KDM's lending platform at www.kdmfinancial.com and visit our corporate website at www.korthdirect.com.

Cautionary Statement Regarding “Forward-Looking” Statements

This press release contains statements that are considered forward-looking statements within the meaning of and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements often include the words "believes," "expects," "anticipates," "estimates," "forecasts," "intends," "plans," "targets," "potentially," "probably," "projects," "outlook" or similar expressions or future or conditional verbs such as "may," "will," "should," "would" and "could" and the negative of these terms and similar words, although some forward-looking statements may be expressed differently. Forward-looking statements also include, but are not limited to, statements regarding plans, objectives, expectations or consequences of announced transactions, known trends and statements about future performance, operations, products and services of KDM (referred to below as "we," "us" or "our") and its subsidiaries. Our ability to predict results or the actual effects of future plans or strategies is inherently uncertain. You should be aware that our actual results could differ materially from those contained in the forward-looking statements. Forward looking statements are not statements of historical fact and involve known and unknown risks, uncertainties and other factors that may cause the KDM’s actual results, performance or achievements to be materially different from the results, performance or achievements expressed or implied by the forward-looking statements. Factors that may impact such forward looking statements included without limitation, the ability of KDM to effectively market the commercial loans which are core to its business, the attractiveness of its loan products to potential borrowers, the ability of KDM to locate suitable qualified institutional buyers with whom to place its mortgage secured notes and thus fulfil its repurchase obligations under the agreements with Signature, Signature’s and KDM’s ability to meet their obligations under the agreements, general economic and markets conditions effective the commercial mortgage and bond markets, KDM’s ability to compete with larger and better capitalized competitors as well as other risk detailed in KDM’s reports filed with the United States Securities and Exchange Commission. While forward-looking statements reflect our good-faith beliefs, they are not guarantees of future performance. All forward-looking statements are necessarily only estimates of future results. Accordingly, actual results may differ materially from those expressed in or contemplated by the particular forward-looking statement, and, therefore, you are cautioned not to place undue reliance on such statements. Further, any forward-looking statement speaks only as of the date on which it is made, and neither KDM nor Signature undertake any obligation to update this press release or any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events or circumstances, except as required by applicable law.

https://www.korthdirect.com/
Contact: KDM: Jon Paul Lauria, (561) 876-5818, jplauria@korthdirect.com

SOURCE Korth Direct Mortgage

Related Links

www.korthdirect.com